Cash and cash equivalents and investment securities	12 Months Ended
Dec. 31, 2020
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Cash and cash equivalents and investment securities
21.	Cash and cash equivalents and investment securities

Million US dollar	31 December 2020	31 December 2019
Short-term bank deposits	3 319	2 236
Treasury Bills	6 800	—
Cash and bank accounts	5 132	5 002
Cash and cash equivalents	15 252	7 238

Bank overdrafts	(5)	(68)

	15 247	7 169
The company’s investment in Treasury Bills is to facilitate liquidity and for capital preservation.
The cash outstanding as at 31 December 2020 includes restricted cash for an amount of 84m US dollar (31 December 2019: 78m US dollar). This restricted cash relates to an outstanding consideration payable to former Anheuser-Busch shareholders that have not yet claimed the proceeds from the 2008 combination (1m US dollar) and amounts deposited on a blocked account in respect to the state aid investigation into the Belgian excess profit ruling system (83m US dollar).